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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards of Restricted Stock and Stock Appreciation Rights

The Compensation Committee of Advance Auto Parts, Inc. (“the Company”) has approved the awards of restricted stock and stock appreciation rights (“SARs”)  pursuant to the Company’s 2004 Long-Term Incentive Plan with a grant date of February 20, 2007, for the Company’s principal executive officer, principal financial officer and three other named executive officers, as follows:

Executive Officer	Position	Restricted Stock # of Shares	SARs-- Underlying Shares(#)
Michael N. Coppola	Chairman, President and Chief Executive Officer	13,148	132,042

Michael O. Moore	Executive Vice President, Chief Financial Officer	5,588	56,118

David B. Mueller	Executive Vice President, Merchandising and Marketing	5,916	59,420

Paul W. Klasing	Executive Vice President, Stores	5,259	52,817

Jimmie L. Wade	Executive Vice President, Business Development	6,574	66,021

The award of shares of restricted stock will vest on the third anniversary of the grant date and entitles the officers to vote the shares and receive dividends in the same amount and at the same time as may be declared on the Company’s common stock during the vesting period.

The SARs, which are to be settled in shares of the Company’s common stock upon exercise, were granted at the fair market value of the Company’s stock of $38.03 on the date of grant. The SARs will vest and become exercisable in three approximately equal annual installments commencing on February 20, 2008, and will expire on February 20, 2014.

This description is qualified in its entirety by reference to the text of the forms of award notices that are attached hereto as Exhibits 10.39 and 10.40, respectively.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	10.39	Form of Advance Auto Parts, Inc. 2007 Restricted Stock Award.

	10.40	Form of Advance Auto Parts, Inc. 2007 SARs Award (Stock Settled).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 26, 2007	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.39	Form of Advance Auto Parts, Inc. 2007 Restricted Stock Award.

10.40	Form of Advance Auto Parts, Inc. 2007 SARs Award (Stock Settled).